Exhibit 99.2

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

The Company has prepared unaudited pro forma financial information to present the impact of the following recently completed sales transactions:

•
Sale of substantially all of the assets of the Company’s wholly owned subsidiary, Perma-Fix Treatment Services, Inc. This sale was made to A Clean Environmental Company, Inc. (“ACE”) on May 30, 2008, for a sales price of $1,503,000 cash plus or minus a working capital adjustment. We received cash of approximately $1,468,000, net of certain closing/settlement costs.

•
Sale of substantially all of the assets of the Company’s wholly owned subsidiary, Perma-Fix of Dayton, Inc. As previously disclosed, this sale was made to OGM, Ltd. on March 14, 2008, for a sales price of $2,143,000 cash plus or minus a working capital adjustment. We received cash of approximately $2,139,000, net of certain closing/settlement costs.

•
Sale of substantially all of the assets of the Company’s wholly owned subsidiary, Perma-Fix of Maryland, Inc. As previously disclosed, this sale was made to a wholly owned subsidiary of Triumvirate Environmental, Inc. on January 8, 2008, for a sales price of $3,825,000 cash plus or minus a working capital adjustment. We received cash of $3,811,000, net of certain closing/settlement costs.

These unaudited pro forma financial statements should be read in conjunction with the Company’s historical consolidated financial statements and the related notes that are included in its Form 10-K/A for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

The following unaudited pro forma balance sheet as of March 31, 2008 gives effect to the sales transaction with ACE summarized above as if the receipt of the sales proceeds (net of certain closing/settlement costs) and related payments of long-term debt and other accrued obligations had occurred on that date.

The following unaudited pro forma statements of operations for the three months ended March 31, 2008 and for the year ended December 31, 2007 gives effect to all of the sales transactions summarized above as if the receipts of the sales proceeds (net of certain closing/settlement costs) and related payments of long-term debt and other accrued obligations had occurred as of the beginning of each period.

The following unaudited pro forma financial statements are presented for illustrative purposes only and do not necessarily indicate the financial results of the Company had the receipts of the sales proceeds (net of certain closing/settlement costs) and related payments of long-term debt and other accrued obligations actually occurred as of the dates indicated.

This financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of the Company incorporated by reference in this Form 8-K. In addition, the allocations of the sales prices reflected in the unaudited pro forma financial statements have not been finalized and are subject to adjustment and may vary from the actual sales price allocations that will be recorded as of the effective date of the transactions.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	Historical	Completed Disposition			Adjusted
	Perma-Fix	Perma-Fix Treatment	Pro-Forma		March 31,
(Amounts in Thousands, Except for Share Amounts)	March 31, 2008 (c)	Services, Inc.	Adjustments		2008

ASSETS
Current assets:
Cash	$63	$—	$1,468 (1,468	(b) ) (b)	$63
Restricted cash	35	—	—		35
Account receivable, net of allowance for		—	—		—
doubtful accounts of $79	13,284	—	—		13,284
Unbilled receivables	8,738	—	—		8,738
Inventories	206	—	—		206
Prepaid expenses and other assets	3,136	—	—		3,136
Current assets of discontinued operations	2,804	748	—		2,056
Total current assets	28,266	748	—		27,518

Property and equipment:
Buildings and land	21,207	—	—		21,207
Equipment	31,735	—	—		31,735
Vehicles	141	—	—		141
Leasehold improvements	11,458	—	—		11,458
Office furniture and equipment	2,281	—	—		2,281
Construction-in-progress	1,091	—	—		1,091
	67,913	—	—		67,913
Less accumulated depreciation and amortization	(21,204)	—	—		(21,204)
Net property and equipment	46,709	—	—		46,709

Property and equipment related to discontinued operations	4,232	647	—		3,585

Intangibles and other assets:
Permits	15,697	—	—		15,697
Goodwill	9,058	—	—		9,058
Unbilled receivables - non-current	3,454	—	—		3,454
Finite risk sinking fund	8,192	—	—		8,192
Other assets	2,363	—	—		2,363
Intangible and other assets related to
discontinued operations	1,598	408	—		1,190
Total assets	$119,569	$1,803	$—		$117,766

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	Historical	Completed Disposition			Adjusted
	Perma-Fix	Perma-Fix Treatment	Pro-Forma		March 31,
(Amounts in Thousands, Except for Share Amounts)	March 31, 2008 (c)	Services, Inc.	Adjustments		2008

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,519	$764	$50	(a)	$5,805
Current environmental accrual	209	—	—		209
Accrued expenses	8,562	—	—		8,562
Disposal/transportation accrual	6,611	—	—		6,611
Unearned revenue	5,131	—	—		5,131
Current liabilities related to discontinued operations	4,834	868	788	(a)	4,754
Current portion of long-term debt	3,478	—	(553)	(b)	2,925
Total current liabilities	35,344	1,632	285		33,997

Environmental accruals	225	30	30	(a)	225
Accrued closure costs	8,773	—	—		8,773
Other long-term liabilities	940	—	—		940
Long-term liabilities related to discontinued operations	3,093	391	391	(a)	3,093
Long-term debt, less current portion	9,957	—	(915)	(b)	9,042
Total long-term liabilities	22,988	421	(494)		22,073

Total liabilities	58,332	2,053	(209)		56,070

Commitments and Contingencies	—	—			—

Preferred Stock of subsidiary, $1.00 par value;	1,285	—	—		1,285
1,467396 shares authorized, 1,284,780 shares
issued and outstanding, liquidation value
$1.00 per share

Stockholders’ equity:
Preferred Stock, $.001 par value; 2,000,000
shares authorized, no shares issued	—	—	—		—
and outstanding
Common Stock, $.001 par value; 75,000,000
shares authorized, 53,704,516 issued
and outstanding	54	—	—		54
Additional paid-in capital	96,549	—	—		96,549
Stock subscription receivable	(10)	—	—		(10)
Accumulated deficit	(36,641)	(250)	(1,259 1,468)	(a) (b)	(36,182)
Total stockholders' equity	59,952	(250)	209		60,411
Total liabilities and stockholders' equity	$119,569	1,803	$—		$117,766

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET

Notes to Pro-Forma Consolidated Balance Sheet:

(a)	Represents retained liabilities associated with Perma-Fix Treatment Services, Inc.

(b)
Represents cash received at closing for Perma-Fix Treatment Services, Inc. of $1,468,000, which is used to pay down our term note with the remaining balance used to pay down our revolver. This amount includes the Company’s estimate of working capital adjustments, as provided in the Asset Purchase Agreement, dated May 14, 2008, as amended on May 30, 2008, which is subject to post closing confirmation.

(c)	Represents the Consolidated Balance Sheet included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2008.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008
(UNAUDITED)

	Historical
	Perma-Fix	Completed Dispositions					Pro-Forma
	Three Months			Perma-Fix			Threee Months
	Ended	Perma-Fix of	Perma-Fix of	Treatment			Ended
(Amounts in Thousands, Except for per	March 31,	Dayton,	Maryland,	Services,	Pro-Forma		March
Share Amounts)	2008 (c)	Inc. (d)	Inc. (d)	Inc. (d)	Adjustments		2008

Net revenues	$14,883	$—	$—	$—	$—		$14,883
Cost of goods sold	11,074	—	—	—	—		11,074
Gross profit	3,809	—	—	—	—		3,809

Selling, general and administrative expenses	3,807	—	—	—	—		3,807
Income from operations	2	—	—	—	—		2

Other income (expense):
Interest income	68	—	—	—	—		68
Interest expense	(352)	—	—	—	76	(a)	(276)
Interest expense – financing fees	(52)	—	—	—	—		(52)
Other	6	—	—	—	—		6
Loss from continuing operations
before income taxes	(328)	—	—	—	76		(252)
Income tax expense	—	—	—	—	—		—
Loss from continuing operations	$(328)	$—	$—	$—	76		$(252)

Net loss per common share – basic:
Continuing operations	$(.01)						$–

Net loss per common share – diluted:
Continuing operations	$(.01)						$–

Number of shares used in computing
net loss per share:
Basic	53,704						53,704
Diluted	53,704						53,704

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007
(AUDITED)

	Historical
	Perma-Fix						Pro-Forma
	Twleve	Completed Dispositions					Twelve
	Months			Perma-Fix			Months
	Ended	Perma-Fix of	Perma-Fix of	Treatment			Ended
(Amounts in Thousands, Except for per	December	Dayton,	Maryland,	Services,	Pro-Forma		December
Share Amounts)	2007 (c)	Inc.(d)	Inc.(d)	Inc.(d)	Adjusmtnents		2007

Net revenues	$54,102	$—	$—	$—	$—		$54,102
Cost of goods sold	36,837	—	—	—	—		36,837
Gross profit	17,265	—	—	—	—		17,265

Selling, general and administrative expenses	15,406	—	—	—	—		15,406
Loss on disposal of fixed assets	71	—	—	—	—		71
Income from operations	1,788	—	—	—	—		1,788

Other income (expense):
Interest income	312	—	—	—	—		312
Interest expense	(1,302)	—	—	—	650	(b)	(652)
Interest expense – financing fees	(196)	—	—	—	—		(196)
Other	(85)	—	—	—	—		(85)
Income from continuing operations before income taxes	517	—	—	—	650		1,167
Income tax expense	—	—	—	—	—		—
Income from continuing operations	$517	$—	$—	$—	$650		$1,167

Net income per common share – basic:
Continuing operations	$.01						$.02

Net income per common share – diluted:
Continuing operations	$.01						$.02

Number of shares used in computing net
income per share:
Basic	52,549						52,549
Diluted	53,294						53,294

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Notes to Pro-Forma Consolidated Statements of Operations:

(a)
Amount represents a reduction in interest expense resulting from the net proceeds ($7,418,000) from the sale of Perma-Fix Treatment Services, Inc., Perma-Fix of Dayton, Inc., and Perma-Fix of Maryland, Inc. to pay down the term note and revolver had the proceeds been received on January 1, 2008. Interest is calculated at the term note and/or revolver interest rates applicable during the period.

(b)
Amount represents a reduction in interest expense resulting from the net proceeds ($7,418,000) from the sale of Perma-Fix of Maryland, Inc., Perma-Fix of Dayton, Inc., and Perma-Fix Treatment Services, Inc. to pay down the term note had the proceeds been received on January 1, 2007. This amount is calculated by multiplying the balance of the net proceeds ($7,418,000) times the monthly effective prime rate plus 1% (the effective interest rate paid on this debt).

(c)	Represents the Company’s historical Consolidated Statements of Operations included in the Company’s Form 10-Q for the period ended March 31, 2008 and Form 10-K/A for the years ended December 31, 2007.

(d)
As the results of operations of Perma-Fix of Dayton, Inc., Perma-Fix of Maryland, Inc., and Perma-Fix Treatment Services, Inc. were included in discontinued operations during these periods, there were no amounts to eliminate from the Company’s operating results. Additionally, there are no expected income tax consequences from these dispositions.